UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/01/2012

INTERNATIONAL FUEL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-25367

NV	880357508
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7777 Bonhomme, Suite 1920, St. Louis, MO 63105
(Address of principal executive offices, including zip code)

314-727-3333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 1, 2012, International Fuel Technology, Inc. (the "Company") entered into a memorandum of understanding ("MOU") with Oxiteno S.A. Industria e Comerico ("Oxiteno"). Oxiteno, a division of Brazil-based Ultrapar, is one of the largest chemical manufacturers and distributors in Latin America.

The activities detailed in the MOU contemplate Oxiteno manufacturing, marketing and distributing the Company's DiesoLiFT(TM)10 product in Latin America.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FUEL TECHNOLOGY, INC.

Date: November 05, 2012	By:	/s/ Jonathan R. Burst
Jonathan R. Burst
Chief Exective Officer